Exhibit 99.2 Sable Offshore Corp. Investor Presentation May 2025

Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “continue,” “plan,” “forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These statements are based on the current beliefs and expectations of Sable’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause Sable’s actual results to differ materially from those described in the forward-looking statements include: the ability to recommence production of the SYU assets and the cost and time required therefor, production levels once recommenced; commodity price volatility; low prices for oil and/or natural gas; global economic conditions and inflation; increased operating costs; lack of availability of drilling and production equipment, supplies, services and qualified personnel; processing volumes and pipeline throughput; geographical concentration of operations; environmental and weather risks; regulatory changes and uncertainties; the uncertainty inherent in estimating oil and natural gas resources and in projecting future rates of production; reductions in cash flow and lack of access to capital; restrictions in existing or future debt agreements or structured or other financing arrangements; managing growth and integration of acquisitions, and failure to realize the expected value of acquisitions; the ability to recognize the anticipated benefits of the business combination; developments relating to our competitors and our industry; litigation, complaints and/or adverse publicity; privacy and data protection laws, privacy or data breaches, or loss of data; our ability to comply with laws and regulations applicable to our business; and other one-time events and other factors that can be found in Sable’s Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on Sable’s website (www.sableoffshore.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Except as required by applicable law, Sable undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. RESTART PRODUCTION The SYU assets discussed in this presentation have not sold commercial quantities of hydrocarbons since such SYU assets were shut in during June of 2015 when the only Onshore Pipeline transporting hydrocarbons produced from such SYU assets to market ceased transportation. There can be no assurance that the necessary permits will be obtained that would allow the Onshore Pipeline to recommence transportation and allow the SYU assets to recommence sales. If Restart Production (as defined in the purchase and sale agreement, dated November 1, 2022 (as amended, the “Sable-EM Purchase Agreement”), between Sable Offshore Corp., Exxon Mobil Corporation (“EM”) and Mobil Pacific Pipeline Company) is not achieved by March 1, 2026, the terms of the Sable-EM Purchase Agreement with EM could result in the SYU assets being reverted to EM without any compensation to Sable therefor. OIL AND GAS RESOURCE INFORMATION This presentation includes information regarding estimates of oil and natural gas resources attributable to the SYU. None of the oil and gas resources attributable to the SYU are currently classifiable as proved or other reserves because, since the cessation of operations on the pipeline transporting production from the assets, there has been no means to deliver production from the assets to market. Sable has obtained a report (the “NSAI Report”) from Netherland, Sewell & Associates, Inc. (“NSAI”), independent petroleum consultants, with respect to the net estimated contingent resources attributable to the acquired assets and the related pre-tax discounted (at 10%) future net contingent cash flow from such contingent resources, as of December 31, 2021, based on 12-month unweighted arithmetic average of the first-day-of-the-month prices for each month in the period from January to December 2021. As defined by the Society of Petroleum Engineers and used in the NSAI Report, “contingent resources” are those quantities of petroleum which are estimated, on a given date, to be potentially recoverable from known accumulations, but which are not currently considered to be commercially recoverable. Contingent resource estimates may be characterized further as 1C (low estimate), 2C (best estimate) and 3C (high estimate). The contingent resources reflected in the NSAI Report are, as stated in the report, category 1C (low estimate). The NSAI Report states that the estimates included in the report are contingent on (1) approval from federal, state and local regulators to restart production, (2) reestablishment of oil transportation systems to deliver production to market, and (3) commitment to restart the wells and facilities. The NSAI Report states that, if these contingencies are successfully addressed, some portion of the contingent resources estimated in the report may be reclassified as reserves but notes that the estimates have not been risked to account for the possibility that the contingencies are not successfully addressed. The NSAI Report does not address (1) the portion of the contingent resources that could be reclassified as reserves if the contingencies are successfully addressed or (2) whether or to what extent any of the contingent resources that could be so reclassified would be classified as proved, probable or possible reserves. As defined in the Society of Petroleum Engineers’ Petroleum Resources Management System (“PRMS”), best estimate is the most realistic assessment of recoverable quantities if only a single result were reported. There is at least a 50% probability that the quantities actually recovered will equal or exceed the “best estimate.” As defined in the PRMS, low estimate is a conservative estimate of the quantity that will actually be recovered from the accumulation by a project. There is at least a 90% probability that the quantities actually recovered will equal or exceed the “low estimate.” The resource estimates and related future cash flow information included in this presentation reflect management's estimates, based in part on the contingent resources estimated in the NSAI Report and supplemented by management's own estimates of contingent resources attributable to the acquired assets and using the pricing and other assumptions noted in this presentation, of the contingent resources and cash flow that may have been attributable to the acquired assets if the contingencies had been addressed successfully on the date as of which the information is presented. Resource engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any resource or reserve estimate depends on the quality of available data, the interpretation of such data, and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing, and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact the combined company’s strategy and change the schedule of any production and development drilling. Accordingly, resource estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. USE OF PROJECTIONS AND ESTIMATES This presentation contains financial projections and estimates for Sable, including with respect to its future capital expenditures, initial timing and production estimates and future cash costs. Sable’s auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections and estimates for the purpose of their inclusion in this presentation, and, accordingly, no such auditors have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections and estimates are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, regulatory, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections and estimates are inherently uncertain due to a number of factors outside Sable’s control. Accordingly, there can be no assurance that the projected results are indicative of Sable’s future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person, including, without limitation, Sable, that the results contained in the projected information will be achieved. 2

Sable Offshore Corp. (NYSE: SOC)

Premier offshore California asset paired with experienced management team

High Quality Asset

Santa Ynez Unit ("SYU") is a massive oil-weighted resource

- Three offshore platforms located in federal waters north of Santa Barbara, California
- Wholly-owned onshore production treatment facilities
- Discovered in 1968 with significant production history. SYU produced 45,000 boe/d rate at shut-in in 2015
- **Production restarted on May 15, 2025 with significantly improved well tests compared to those at shut-in(1)**
- >100 identified infill drilling and step-out opportunities, along with workovers and ESP(2) installation on existing wellbores

Highly-Qualified Stewards of the Asset

Sable management are well-qualified to operate Santa Ynez

- Exemplary track record of operating safely in California and offshore(3)
- Demonstrated expertise via numerous awards from state and federal agencies
- Developing strategy for carbon capture and storage ("CCS") leveraging existing infrastructure and access

Santa Ynez Unit



Las Flores Canyon Processing Facility



(1) SYU-produced oil is being held in the Company's storage tanks at LFC while Sable completes the final hydrotest in order to meet the final operational condition to restart the Las Flores Pipeline System as outlined in the Consent Decree. Initial restart of production is higher than expected sustained production and there is uncertainty regarding the amount and timing of production decline from recently opened wells.
(2) Electric Submersible Pump.
(3) While at Plains Exploration & Production, current Sable management team operated platforms included Irene at Point Pedernales and Hidalgo, Harvest and Hermosa at Point Arguello.

SABLE OFFSHORE

3

SYU History

Premier offshore project developed by Exxon over 40+ years

SYU Development Background

- **Discovered in 1968, over the course of 14 years Exxon consolidated more than a dozen offshore federal oil leases into a streamlined production unit known as SYU**
  - SYU construction began in 1976 with Platform Hondo, with first production in 1981, followed by Platform Harmony and Platform Heritage (both online in 1994); both Harmony and Heritage have dedicated rigs for future development
  - SYU includes 112 wells (90 producers, 12 injectors, 10 idle); sizable inventory of infill drilling and additional step-out drilling opportunities(1)
  - Platforms located 5 to 9 miles offshore Santa Barbara County in shallow water depths of 900-1,200'(2)
- **Wholly-owned onshore oil and natural gas processing facility at Las Flores Canyon (not visible from highway)**
- **Shut in from June 2015 to May 2025 due to pipeline issue (Plains All-American Pipeline ("AAPL") operated)**
  - Production at all Exxon platforms and facilities was safely suspended. SYU was placed into a preserved state with regular inspections and maintenance
  - AAPL received Consent Decree and began work to re-start
  - Exxon acquired pipeline from AAPL
- **Sable restarted production at SYU Platform Harmony in May 2025 and began flowing production to Las Flores Canyon(3)**
- **Sable actively evaluating strategy for CCS utilizing existing infrastructure and access**



All-American Pipeline crude oil transmission line to oil refineries state-wide
Consumer natural gas to the Southern California Gas Company
Gaviota
Refugio State Beach
Las Flores Canyon Facility
Goleta
Natural gas transmission line
Produced water return line
Power cable
Platform Hondo
Platform Heritage
Platform Harmony
Oil emulsion line
850 FT
1075 FT
1200 FT
Oil emulsion line
Natural gas line
Power cable
Oil emulsion line
Natural gas line
Power cable
SANTA BARBARA CHANNEL
N
Las Flores Canyon
Las Flores Canyon Facility
ExxonMobil: Oil & Water Treating Plant and related facilities
POPCO: Natural gas Treating Plant
Typical sales per day prior to shut-in: 30,000 barrels of oil, 1,500 barrels of propane, and 25 million cubic feet of gas.

(1) Sable management have identified >100 infill drilling and step-out opportunities.
(2) Primary Reservoir: Miocene Monterey formation (Sour low-gravity oil (4-26 API); Secondary Reservoirs: Oligocene and Eocene oil/gas sandstone (Sweet high-gravity oil (35 API).
(3) SYU-produced oil is being held in the Company's storage tanks at LFC while Sable completes the final hydrotest in order to meet the final operational condition to restart the Las Flores Pipeline System as outlined in the Consent Decree.

SABLE OFFSHORE

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SYU Technical Overview

Significant production history and massive resource potential

Santa Ynez Unit Overview

- **Between 1981 and 2014, SYU produced over 671 MMBoe**
  - Production averaged 29 MBbl/d and 27 MMcf/d in 2014 (gross), the last full year when the asset was online
  - Low, stable decline anticipated of ~8% on average annually from existing NSAI Low Estimate Base Contingent Resources over the next five years[1]
- **Sable has also identified >100 additional infill development and step-out opportunities across the leasehold**
  - In 2010, Exxon drilled the world's longest extended-reach well from an existing fixed platform drilling rig, increasing the ability to produce more oil from existing facilities; the well extends more than six miles horizontally



CELERON
All American Pipeline
ARGUELLO, Inc.
Gaviota Plant
POPCO
EXXONMOBIL
Las Flores Canyon Plant
Point Conception
VENOCO
Ellwood Plant
HONDO
HARMONY
HERITAGE
HOLLY
3 miles
Gato Canyon Unit
Santa Ynez

Robust Production Prior to Pipeline Closure



Historical Gross Oil Production (MBbl/d)
120
100
80
60
40
20
0
Mar-81
Mar-84
Mar-87
Mar-90
Mar-93
Mar-96
Mar-99
Mar-02
Mar-05
Mar-08
Mar-11
Mar-14

1 Billion + Barrels Recoverable

SYU Reservoir Characterization

1,700'	Original Oil Column
(300')	Depleted Oil
(400')	Gas Cap Expansion
1,000'	**Oil Column Remaining**

Massive Resource

1,207	MMBoe of Net Recoverable Total Resources
(561)	MMBoe of Net Cum. Prod.
646	**MMBoe of Remaining Total Net Estimated Contingent Resources**

Note: Management estimates are inherently uncertain and subject to numerous risks. Actual results may differ in a material amount from management estimates and projections.
(1) 5-year period begins after production re-start.

SABLE OFFSHORE

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Las Flores Canyon Infrastructure

Wholly-owned infrastructure at Las Flores Canyon reduces cash costs

Las Flores Canyon Cogeneration & Processing Facility

- **Fully integrated oil and gas processing facilities acquired by Sable for managing 100% of the SYU produced volumes with additional capacity for future SYU development**
- **Gas and NGL volumes sold into the Southern California market to homes and businesses and oil volumes sold at Brent based pricing to local refineries**
- **Sable management believes that the facilities have been well maintained during the downtime**
- **Evaluating significant CCS opportunity leveraging existing infrastructure and access**



Transportation Terminal
Produced Water Pipeline
Crude Storage Tanks
540 kbbl capacity
Biologic Water Treating Plant
Free Oil Removal
Degassing
Biological Treatment
LPG Storage & Loading
POPCO Gas Plant
Gas Sweetening
NGL Fractionation
Sulfur Recovery
Gas Compression
Co-Generation Power Plant
Gas Turbine (40 MW)
Steam Generation
Steam Turbine (10 MW)
Oil Treating Plant
Crude Dehydration
Crude Stabilization
Gas Separation & Compression
Gas Processing Plant
Gas Sweetening
Sulfur Recovery
NGL Fractionation
Fuel Gas sent to Power Plant
CCS opportunities available through existing infrastructure

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SYU Acreage Overview SYU leases are all located in Federal waters Santa Ynez Unit Overview Bakersfield Los Angeles Refineries § Offshore Position San Francisco Refineries ─ 16 Federal Leases, ~76,000 acres Line 325: Permitted, Upgrades / Repairs Construction ─ First leased in 1969 Completed (113 miles) Las Cruces § Santa Ynez Unit Agreement ─ Effective date: November 12, 1970 Sable Offshore Line 324: Permitted, Upgrades / Repairs Construction Las Flores Canyon Completed (10.8 miles) Plant ─ Unit blocks: OCS-P 180, 181, 182, 183, 187, 188, 189, 190, 191, 192, 193, 194, Gaviota 195, 326, 329, 461 Capitan ─ Sable operated, 100% WI, 83.6% NRI State ─ Annual lease extensions granted by the Waters Bureau of Safety and Environmental Enforcement and authorized well re-work SLA Boundary since shut-in; supported by quarterly updates § Onshore Position Hondo Harmony ─ ~1,480 surface acres, facilities occupy ~35 acres ─ Facilities 100% Sable owned Heritage Santa Ynez Unit Note: Line 324 and Line 325 were formerly known as Line 901 and Line 903, respectively. 7

Undrilled Inventory New Drill Inventory Overview n Technical opportunity inventory is based on 80-acre drainage area, maturing field from original 120 acre spacing n Future development strategy focuses on the high-quality Monterey Upper Siliceous reservoir in areas that have undergone increased diagenesis which leads to a more fractures, allowing for greater storage of oil and increased permeability n Wellbores will be aligned to maximize contact with the primary fracture orientation for the field and average over 2,000’ gross perforations per well Monterey Type Log Top of Monterey Structure Upper Siliceous 600’ Average Thickness Middle Shale Legend Massive Chert 400’ Average Thickness Lower Calcareous 600’ Average Thickness Sand/Shale 8

Harmony Platform Commenced Restart Production

Initial well tests at Harmony Platform have exceeded expectations

Harmony Platform

Production Restart: May 15, 2025[1]

- Estimated 2H25 net production: ~15.0 – 19.0 MBoe/d[2]
- Wells: 32
- Available well slots: 23-27[3]



Heritage Platform

Estimated Production Restart: July 2025[4]

- Estimated 2H25 net production: ~19.0 – 23.0 MBoe/d[2]
- Wells: 44
- Available well slots: 15-17[3]



Hondo Platform

Estimated Production Restart: August 2025[4]

- Estimated 2H25 net production: ~6.0 – 8.0 MBoe/d[2]
- Wells: 26
- Available well slots: 10[3]



(1) SYU-produced oil is being held in the Company's storage tanks at LFC while Sable completes the final hydrotest in order to meet the final operational condition to restart the Las Flores Pipeline System as outlined in the Consent Decree. Initial restart of production is higher than expected sustained production and there is uncertainty regarding the amount and timing of production decline from recently opened wells.
(2) Updated guidance amount is based on production levels at the time of the 2015 shut in, initial Harmony well results, the anticipated restart of production at Heritage and Hondo in Q3 2025, management's best estimates based upon numerous technical data points such as bottom-hole pressures, material balance calculations and estimates, reservoir simulations, management experience operating producing assets offshore California, and planned capital expenditures. Deviations from the anticipated timing and magnitude of such assumptions may impact actual results.
(3) Available well slots include those either actively unused or available for opportunistic reclamation.
(4) The timing of restart of production at Heritage and Hondo platforms is subject to numerous risks. Refer to slide *"Disclaimer – Forward-Looking Statements"*.

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Projected Annual Capex ($MM) Sable Operational Plan Maintain, re-allocate, and optimize total capital spend to grow initial flush production rates Projected Development Plan 60,000 $600 50,000 $500 40,000 $400 30,000 $300 20,000 $200 10,000 $100 – $– (1) 2H 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Net Production Total Capex Note: Management estimates are inherently uncertain and subject to numerous risks. Actual results may differ in a material amount from management estimates and projections. Proposed development plan is based on market conditions and subject to annual Board approval. (1) Reflects midpoint of 2H25 guidance. 10 Projected Average Net Production (BOE/D)

Substantial Resource Base

Contingent Resource Summary[1][2][3]

Resource Category	Net Estimated Contingent Resources				Estimated Cash Flows ($MM)	
	Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)	Capex ($MM)	PV-10 SEC Pricing
NSAI Adjusted Low Estimate Base Forecast[4]	111	121	2	133	–	$2,285
ESP Installations Low Estimate[5]	41	33	1	47	$100	1,013
Total Low Estimate Contingent Resources	151	154	2	179	$100	$3,298
Development Drilling Program Best Estimate[6]	308	251	4	354	$1,997	$4,810
Development Workover Program Best Estimate[7]	98	80	1	113	245	1,921
Total Best Estimate Contingent Resources	406	332	5	467	$2,242	$6,731
Total Net Estimated Contingent Resources / Total Blended NAV	**557**	**486**	**7**	**646**	**$2,342**	**$10,029**

Net Contingent Resources (MMBoe)



Development Workover Program Best Estimate 113
NSAI Adjusted Low Estimate Base Forecast 133
ESP Installations Low Estimate 47
Development Drilling Program Best Estimate 354

PV-10 Contingent Resources ($MM)



Development Workover Program Best Estimate $1,921
NSAI Adjusted Low Estimate Base Forecast $2,285
ESP Installations Low Estimate $1,013
Development Drilling Program Best Estimate $4,810

Contingent Resources by Commodity



Gas 13%
NGL 1%
Oil 86%

(1) Assumes SEC pricing as of April 2024 and effective date of May 1, 2024. April 2024 SEC Pricing: Oil $83.14 / Bbl; Gas $2.40 / MMBtu; NGL $64.85 / Bbl.
(2) Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections.
(3) Net quantities shown herein are unrisked volumes and may represent levels of uncertainty as to their technical and commercial recovery.
(4) Estimated using NSAI Report Resources at SEC Brent Pricing and Sable management estimated lease operating expenses; low estimate contingent resources with 90% probability of delivering unrisked remaining recoverable volumes from field-wide individual historical well performance. Assumes the wells and facilities will resume operation under similar production and sales conditions present at the time production was suspended.
(5) Low estimate contingent resources with 90% probability of delivering unrisked incremental recoverable volumes from statistical field-wide historical well performance driven by the installation of ESPs.
(6) Best estimate contingent resources with 50% probability of delivering unrisked remaining recoverable volumes from statistical field-wide historical new drill locations in untested fault compartments or sub-accumulations within test fault compartments.
(7) Best estimate contingent resources with 50% probability of delivering unrisked remaining recoverable volumes from existing wellbores calculated from statistical field-wide historical work-over well performance.

SABLE OFFSHORE

11

Key Milestones

Sable is steadily advancing through regulatory and technical milestones

February 14, 2024
Completed Business Combination with SOC and $440MM PIPE

May 23, 2024
BOEM[1] approved assignments of title from XOM to SOC; BSEE[2] approved SOC as operator of SYU

July 11, 2024
OSFM[3] affirmed Risk Analysis & Implementation Plan

August 30, 2024
Safety valve settlement agreement with Santa Barbara County

September 26, 2024
Closed $150MM PIPE

November 4, 2024
Completed redemption of public warrants for $183.5MM

December 19, 2024
OSFM[3] approved implementation of enhanced pipeline integrity standards

February 12, 2025
Received confirmation from Santa Barbara County that certain pipeline repair work is authorized by existing permits

May 15, 2025
Restarted production at the Harmony Platform[4]

Q2 2025
Hydrotest of final pipeline segment in order to meet the final operational condition outlined in the Consent Decree

Completed | Anticipated

(1) Bureau of Ocean Energy Management
(2) Bureau of Safety and Environmental Enforcement
(3) California Office of the State Fire Marshal.
(4) SYU-produced oil is being held in the Company's storage tanks at LFC while Sable completes the final hydrotest in order to meet the final operational condition to restart the Las Flores Pipeline System as outlined in the Consent Decree.

SABLE OFFSHORE

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Health, Safety, and Environmental Highlights

Sable management team is an award-winning, safe, and prudent California Operator

Offshore California Highlights

2004: Received Santa Barbara County's First and Only "Resolution for Good Operator" Recognizing PXP's Outstanding Operating Performance

2008: Santa Barbara County Commendation for Outstanding Maintenance Practices at LOGP

2011: Occupational Excellence Achievement Award for 21 PXP locations

2009-2010: Perfect Record Award for operating 11,390 employee hours without occupational injury or illness involving days away from work

2009: National Industry Leadership Award

2007-2008: Occupational Excellence Achievement Awards for Outstanding Safety Practices

Occupational Excellence Achievement Awards for Outstanding Safety Practices

BOEM (1)

2004: Ranked MMS's Best Operator in the Pacific OCS for Safety of Platform and Pipeline Operations

Onshore California Highlights

2006: U.S. Bureau of Land Management Operator of the Year Award

2006: Best Management Practices National Award in Habitat Conservation

(2)

2008-2004: Recipient of the Environmental Lease Maintenance Award

2006: Recipient of the Clean Lease Awards

Division of Oil, Gas and Geothermal Resources (DOGGR) Lease Maintenance Award for Outstanding Safety and Lease Maintenance 12 years and 13 years in a row at Packard and San Vicente

2010: Occupational Excellence Achievement Award for PXP's California Los Angeles Basin San Vicente and Packard locations

Two commendations from the Air Pollution Control District for Emissions Reductions and Use of Innovative Emissions Control Technology at the Arroyo Grande Oil Field



Platform Heritage



Platform Hondo



Platform Harmony

Risk Management Partner to Local Communities

- Sable Management has a track record of excellence as a safe and responsible steward of California's onshore and offshore resources
- As PXP, owned / operated offshore Point Arguello (Harvest Platform, Hermosa Platform, and Hidalgo Platform) and Point Pedernales (Irene Platform)
- Onshore operations included Arroyo Grande, Los Angeles Basin, and San Joaquin Valley assets

- *"Due to PXP's generosity and civic mindedness … [using] their facility, nearly 200 firefighters have received important Survival Training"* – Ron Lawrence, **Central Regional Training / Safety Captain LA County Fire Department**
- *"The Culver City Fire Department is forever grateful to Plains Exploration & Production Co. for their continued training support and expertise"* – Tim Wilson, **Captain / Training Officer, Culver City Fire Dept.**

(1) Minerals Management Service (MMS) was reorganized into Bureau of Ocean Energy Management (BOEM) and Bureau of Safety and Environmental Enforcement (BSEE) in 2011.
(2) Division of Oil, Gas and Geothermal Resources (DOGGR) was reorganized into California Geologic Energy Management Division (CalGEM) in 2020.

SABLE OFFSHORE

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Financial Overview

2H 2025 Financial Guidance[1]

	2H25 Guidance	
	Prior Guidance [2]	Updated Guidance
Production		
Net Average Daily Production (BOE/D)	20,000 – 25,000	40,000 – 50,000
Working Interest (%)	100.0%	100.0%
Average Net Revenue Interest (%)	83.6%	83.6%
Cash Costs ($ / BOE)		
Lease Operating Expense	$17.00 – $19.00	$11.00 – $13.50
% Fixed LOE		*75% – 85%*
Gathering, Processing & Transportation	$2.50 – $3.50	$2.50 – $3.50
Cash General & Administrative	$4.50 – $5.50	$2.50 – $3.50
Severance & Ad Valorem Taxes (% of Revenue)	0.5% – 1.0%	0.5% – 1.0%
Operational Capex		
Facilities Capex ($MM)	$50 – $60	$50 – $60
Workover Capex ($MM)	20 – 30	20 – 30
Total Capex ($MM)	$70 – $90	$70 – $90

Capital Structure

$MM, unless noted otherwise	Capitalization
Share Price (as of 5/16/2025)	$28.86
(x) Common Shares Outstanding, MM[3]	89.4
Equity Value	**$2,580**
(+) 1L Term Loan (Net of Deposit)[4]	$855
(–) Cash on Balance Sheet[3]	189
Enterprise Value	**$3,246**

Financial Objectives

- ***Refinance 1st lien term loan***
  - Optimize capital structure to allow for maximum shareholder returns
- ***Implement hedging program***
  - Reduce downside risk while maintaining upside exposure via combination of deferred premium puts and costless collars
- ***Institute aggressive shareholder return program***
  - Target fixed quarterly dividend
  - Opportunistically repurchase shares with excess cash
  - Maintain conservative leverage profile

Note: Management estimates are inherently uncertain and subject to numerous risks. Actual results may differ in a material amount from management estimates and projections. Proposed development plan is based on market conditions and subject to annual Board approval.

(1) Updated guidance amount is based on production levels at the time of the 2015 shut in, initial Harmony well results, the anticipated restart of production at Heritage and Hondo in Q3 2025, management's best estimates based upon numerous technical data points such as bottom-hole pressures, material balance calculations and estimates, reservoir simulations, management experience operating producing assets offshore California, and planned capital expenditures. Deviations from the anticipated timing and magnitude of such assumptions may impact actual results.

(2) Prior production and operational capex guidance reflect 2H25 guidance as of March 2025. Prior cash costs guidance reflects 4Q24 guidance as of May 2024.

(3) Private Placement Warrants and Working Capital Warrants have the option to convert on a cashless basis. Common Shares Outstanding as of 5/16/2025.

(4) 1L Term Loan and Unrestricted Cash balances as of 3/31/2025.

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Attractive Production & Resources Profile at a Discount

I	Large Production Base	**~45 MBoe/d** Net Production Midpoint Forecast for 2H 2025	▪ Substantial production base that is ~83% oil with decades of productive history ▪ Initial well tests consistently performing stronger than they did at time of shut-in on May 19, 2015 when SYU produced 45,000 Boe/d
II	Shallow Decline	**~8% YoY**(2)(3) 5-Year Annual Average Resource Decline	▪ Shallow decline profile reduces reinvestment rate required to maintain projected production
III	Attractive Discount to NAV	**1.6x** Low Estimate Contingent Resources (Including Workover Program) PV-10 / TEV	▪ Attractive public valuation
IV	~32% Discount to Peer Group on PD Reserves	**$11.08** TEV / Low Estimate Contingent Resources (Including Workover Program) $ / Boe	▪ Versus peer group average of $16.25(4)
V	Deep Inventory Opportunity	**>100** Identified, Undrilled Opportunities	▪ Highly economic oil development opportunities representing infill and step-out locations with decades of performance history

Note: Management estimates are inherently uncertain and subject to numerous risks. Actual results may differ in a material amount from management estimates and projections. Market data as of May 16, 2025.
(1) Initial restart of production is higher than expected sustained production and there is uncertainty regarding the amount and timing of production decline from recently opened wells.
(2) 5-year period begins after production re-start.
(3) Based on projected 5-year average annual decline at time of the 2015 shut-in. Given promising initial well results due to increased bottom-hole pressures the go-forward average annual declines may differ from historical projections.
(4) Peer group includes: BRY, CHRD, CIVI, CRC, KOS, MGY, MUR, TALO and WTI.

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Key Investment Highlights

Premier asset and experienced management team drive shareholder value

✓ **Attractive Returns**	▪ Low-Cost, low-decline assets enable an aggressive shareholder return program via dividends and share repurchases
✓ **Primed for Low-Cost Production Growth**	▪ Modest reinvestment required in the near-term as Sable capitalizes on ESP installations and workovers on existing wellbores
✓ **Substantial Upside**	▪ De-risked reservoir first discovered in the 1960's ▪ Potential for substantial growth with accelerated development
✓ **High Operational Control**	▪ 100% operated with favorable 16.4% royalty burden
✓ **Conservative Leverage Profile**	▪ Sable management targeting long-term leverage ratios of ~1.0x to maximize flexibility for distributions and development
✓ **Access to Infrastructure & End Markets**	▪ Wholly-owned pipeline and processing helps preserve margin ▪ Oil sales contracts linked to Brent Crude
✓ **HS&E Stewardship**	▪ Outstanding HS&E[(1)] and operational track record in California ▪ Significant opportunity for CCS utilizing existing assets

Santa Ynez Unit is a Differentiated, Value Driven Asset

(1) Health, safety and environment.

SABLE OFFSHORE
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